UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2026

BridgeBio Pharma, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38959	84-1850815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3160 Porter Dr., Suite 250
Palo Alto, CA	94304
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 391-9740

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BBIO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Investment Agreement and Preferred Stock Terms

On July 1, 2026 (the “Closing Date”), BridgeBio Pharma, Inc. (the “Company”) entered into an Investment Agreement (the “Investment Agreement”) with the purchasers identified therein (collectively, the “Purchasers”), including Chinotto Investments, LLC (the “Sixth Street Purchaser”) and HCRx Investments HoldCo, L.P. (the “HCR Purchaser”), providing for the issuance and sale by the Company to the Purchasers of shares of the Company’s Series A Cumulative Convertible Participating Preferred Stock, par value $0.001 per share (the “Preferred Stock”). Pursuant to the Investment Agreement, the Purchasers purchased an aggregate of 933,900 shares of Preferred Stock (collectively, the “Purchased Shares”) at a purchase price of $1,000 per share, for an aggregate purchase price of $933,900,000, consisting of 800,000 shares purchased by the Sixth Street Purchaser for an aggregate purchase price of $800,000,000 and 133,900 shares purchased by the HCR Purchaser for an aggregate purchase price of $133,900,000. In addition, the Investment Agreement provides the Sixth Street Purchaser or its affiliates the right, subject to approval by the Company’s Board of Directors (the “Board”), to provide additional capital in an amount up to $66,100,000 from time to time in such amounts as the Sixth Street Purchaser may determine, on terms substantially identical to those of the Preferred Stock. The Preferred Stock is convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at an initial conversion price of $137.79 per share, subject to adjustment as set forth in the Certificate of Designations (as defined below). The HCR Purchaser is an entity affiliated with Kohlberg Kravis Roberts & Co. L.P., a holder of more than 5% of the Company’s Common Stock and with whom Ali Satvat, a member of the Board, is a partner.

The Preferred Stock ranks senior to the Common Stock and each other class or series of the Company’s equity securities with respect to the payment of dividends and rights on liquidation, dissolution or winding up. Holders of the Preferred Stock are entitled to dividends that accrue and accumulate daily, whether or not declared, at a rate of 7.00% per annum on the Accumulated Amount (as defined in the Certificate of Designations) of such shares, payable quarterly in arrears and, at the Company’s option, either in cash or by compounding and adding to the Accumulated Amount. The dividend rate is subject to increase, including (i) by 500 basis points on the seventh anniversary of July 1, 2026 (the “Original Issuance Date”), (ii) by an additional 125 basis points commencing on the eighth anniversary of the Original Issuance Date and at the end of each third month thereafter, up to a dividend rate cap of 17.00% per annum, (iii) by 300 basis points upon the occurrence and during the continuation of a Triggering Event (as defined in the Certificate of Designations) and (iv) by 200 basis points in connection with certain change of control transactions in which the Preferred Stock is not redeemed and remains outstanding. Holders of the Preferred Stock are also entitled to participate in dividends declared or paid on the Common Stock on an as-converted basis, and no dividends may be paid on the Common Stock unless the full participating dividends are paid at the same time to the holders of the Preferred Stock.

Holders of the Preferred Stock have the right, at any time and from time to time, to convert their shares of Preferred Stock into shares of Common Stock at the then-effective conversion price, which is initially $137.79 per share and, on and after the fifth anniversary of the Original Issuance Date, $153.10 per share, in each case subject to customary anti-dilution adjustments. On or after the third anniversary of the Original Issuance Date, the Company may, at its option, require conversion of all outstanding shares of Preferred Stock if the Market Price (as defined in the Certificate of Designations) of the Common Stock exceeds 200% of the then-applicable conversion price for at least 20 trading days during any 30 consecutive trading day period, subject to the satisfaction of the Common Stock Liquidity Conditions (as defined in the Certificate of Designations). Prior to receipt of the Requisite Stockholder Approval (as defined below), the number of shares of Common Stock issuable to any one holder upon conversion is subject to a beneficial ownership limitation of 19.9%.

At any time following the third anniversary of the Original Issuance Date, the Company may redeem all or any portion of the outstanding shares of Preferred Stock at a redemption price per share equal to the greater of (i) the as-converted value of such share based on the Market Price of the Common Stock, (ii) 120% of the Original Issue Price (as defined in the Certificate of Designations) plus the accrued balance of the Preferred Stock, which percentage increases to 125% following the fourth anniversary of the Original Issuance Date and by an additional 5% on each subsequent anniversary, up to a maximum of 140%, and (iii) if either (A) the Company has not paid cash dividends on the Preferred Stock for more than eight quarters prior to the redemption date or (B) the redemption occurs on or after the seventh anniversary of the Original Issuance Date, an amount sufficient to generate a 13% internal pre-tax rate of return on such share. In the event of a Change of Control (as defined in the Certificate of Designations), the Company (or its successor or an affiliate thereof) has the option to purchase all, but not less than all, of the outstanding shares of Preferred Stock at a price per share, payable in cash, equal to the greatest as of the date of such purchase among (i) 120% of the Original Issue Price plus the accrued balance of the Preferred Stock, which percentage increases to 125% immediately following the fourth anniversary of the Original Issuance Date and by an additional 5% on each subsequent anniversary thereafter, up to a maximum of 140%, (ii) an amount sufficient to generate a 13% internal pre-tax rate of return on such share and (iii) the amount a holder would have received had such shares of Preferred Stock, immediately prior to such Liquidation Event, been converted into shares of Common Stock immediately prior to such Change of Control. The Preferred Stock is not redeemable at the option of the holders.

Holders of the Preferred Stock generally are entitled to vote with the holders of the Common Stock on an as-converted basis on all matters submitted to a vote of the Company’s stockholders, voting together as a single class, subject to the beneficial ownership and other limitations set forth in the Certificate of Designations. In addition, the approval of the holders of a majority of the outstanding shares of Preferred Stock, voting as a separate class, is required for the Company to take certain actions, including amending its organizational documents or the Certificate of Designations in a manner that adversely affects the Preferred Stock, authorizing, creating or issuing any senior or parity equity securities, and increasing or decreasing the authorized number of shares of Preferred Stock or issuing additional shares of Preferred Stock.

The Investment Agreement contains customary representations, warranties, covenants and indemnification obligations of the parties. The covenants include, among other things, limitations on the Company’s ability, without the consent of the holders of a majority of the outstanding Preferred Stock and for so long as any Preferred Stock is outstanding, to incur certain indebtedness and to make certain restricted payments, in each case subject to the terms and exceptions set forth in the Investment Agreement. The Investment Agreement also imposes restrictions on the transfer of the Purchased Shares, including customary prohibitions on transfers (other than to affiliates) without the Company’s consent, and a prohibition on transfers to certain prohibited transferees. The representations, warranties and covenants contained in the Investment Agreement (i) were made only for purposes of such agreement, except as set forth in the Certificate of Designations, (ii) were made as of specific dates, (iii) were solely for the benefit of the parties to such agreement, except (A) with respect to indemnification obligations of the parties and (B) (x) that each Purchaser’s affiliates are express third party beneficiaries of the covenants to the Investment Agreement and (y) any holders of the Preferred Stock are express third party beneficiaries of the covenants with respect to incurrence of certain indebtedness and making of certain restricted payments and (iv) may be subject to limitations agreed upon by the contracting parties.

If required by the applicable rules of The Nasdaq Stock Market LLC (“Nasdaq”) to permit the conversion of all shares of Preferred Stock into Common Stock without giving effect to the limitations on conversion set forth in the Certificate of Designations, the Company has agreed to seek the approval of its stockholders (the “Requisite Stockholder Approval”) at its 2027 annual meeting of stockholders or, if such meeting is not held by June 30, 2027, at a special meeting of stockholders to be held no later than June 30, 2027.

The foregoing descriptions of the Investment Agreement and the Certificate of Designations do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Investment Agreement and the Certificate of Designations, which are filed as Exhibits 10.1 and 3.1 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Registration Rights Agreement

In connection with the Investment Agreement, on the Closing Date, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchasers, pursuant to which the Company agreed to file a resale shelf registration statement covering the shares of Common Stock issuable upon conversion of the Preferred Stock, subject to customary conditions and limitations set forth therein. The foregoing description of the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Purchased Shares are initially convertible for an aggregate of 6,777,705 shares of Common Stock, subject customary anti-dilution adjustment provisions and the terms of the Certificate of Designations described above.

The issuance and sale of the Preferred Stock was made in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) thereof. Any shares of Common Stock that may be issued upon conversion of the Preferred Stock will be issued in reliance upon Section 3(a)(9) of the Securities Act. Each Purchaser represented to the Company that it is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act and that the Preferred Stock was being acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03. Upon the issuance of the Preferred Stock, the rights of the holders of Common Stock became subject to, and may be adversely affected by, the rights, preferences and privileges of the holders of the Preferred Stock set forth in the Certificate of Designations, including with respect to the payment of dividends and the distribution of assets upon a liquidation, dissolution or winding up of the Company, and the Company’s ability to declare or pay dividends on, or to repurchase or redeem, shares of Common Stock and other junior securities became subject to the restrictions set forth in the Certificate of Designations.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 and Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03. In connection with the issuance of the Preferred Stock, on the Closing Date, the Company filed a Certificate of Designations, Preferences and Rights of Series A Cumulative Convertible Participating Preferred Stock (the “Certificate of Designations”) with the Secretary of State of the State of Delaware, establishing the designations, powers, preferences and rights, and the qualifications, limitations and restrictions, of the Preferred Stock. The Certificate of Designations became effective upon filing. The foregoing description of the Certificate of Designations does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Certificate of Designations, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On July 1, 2026, the Company issued a press release announcing the transactions described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Designations, Preferences and Rights of Series A Cumulative Convertible Participating Preferred Stock of BridgeBio Pharma, Inc.

10.1*†	Investment Agreement, dated as of July 1, 2026, by and among BridgeBio Pharma, Inc. and the Purchasers identified therein.

10.2*	Registration Rights Agreement, dated as of July 1, 2026, by and among BridgeBio Pharma, Inc. and the Purchasers identified therein.

99.1	Press Release of BridgeBio Pharma, Inc., dated July 1, 2026.

104	Cover page interactive data file (embedded within the inline XBRL document).

*Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5).

 †Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission because such information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BridgeBio Pharma, Inc.

Date:	July 2, 2026	By:	/s/ Neil Kumar
Name: Neil Kumar Title: Chief Executive Officer